CONDENSED INTERIM CONSOLIDATED AND COMBINED CARVE-OUT STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2016	Sep. 30, 2015	Sep. 30, 2016	Sep. 30, 2015
Net income (loss)	$ 13,425	$ 5,185	$ 16,445	$ 24,204
Unrealized gains (losses) on cash flow hedge	2,745	(3,605)	(5,642)	(2,891)
Income tax benefit (expense)	(104)	(76)	(250)	(279)
Other comprehensive income (loss)	2,641	(3,681)	(5,892)	(3,170)
Comprehensive income (loss)	$ 16,066	$ 1,504	$ 10,553	$ 21,034